Exhibit 99.3
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re:  LaSalle Re Holdings Limited             Case No.           03-12637(MFW)
                                                Reporting Period:  April 2004

                            MONTHLY OPERATING REPORT

     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------
                                                                                              Document       Explanation
Required Documents                                                          Form No.          Attached        Attached
------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1             N/A
       Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1 (Con't)     N/A
       Copies of bank statements                                                              N/A
       Cash disbursements journals                                                            N/A
Statement of Operations                                                     MOR-2             Yes
Balance Sheet                                                               MOR-3             Yes
Status of Postpetition Taxes                                                MOR-4             N/A
       Copies of IRS Form 6123 or payment receipt                                             N/A
       Copies of tax returns filed during reporting period                                    N/A
Summary of Unpaid Postpetition Debts                                        MOR-4             None
       Listing of aged accounts payable                                                       N/A
Accounts Receivable Reconciliation and Aging                                MOR-5             None
Debtor Questionnaire                                                        MOR-5             N/A
------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/Alan L. Hunte                                        May 20, 2004
---------------------------------------                 ------------------------
Signature of Debtor                                     Date


/s/Alan L. Hunte                                        May 20, 2004
---------------------------------------                 ------------------------
Signature of Joint Debtor                               Date


/s/Alan L. Hunte                                        May 20, 2004
---------------------------------------                 ------------------------
Signature of Authorized Individual*                     Date


Alan L. Hunte
---------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

LaSalle Re Holdings Limited                             Case No.  03-12637 (MFW)
           Debtor                              Reporting Period:  April 2004

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------
                                                   Month Ended      Cumulative
REVENUES                                           April 2004     Filing to Date
--------------------------------------------------------------------------------
Gross Revenues                                     $        --     $        --
--------------------------------------------------------------------------------
Less: Returns and Allowances                                --              --
--------------------------------------------------------------------------------
Net Revenue                                        $        --     $        --
--------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------
Beginning Inventory                                         --              --
--------------------------------------------------------------------------------
Add: Purchases                                              --              --
--------------------------------------------------------------------------------
Add:Cost of Labor                                           --              --
--------------------------------------------------------------------------------
Add: Other costs (schedule attached)                        --              --
--------------------------------------------------------------------------------
Less: Ending Inventory                                      --              --
--------------------------------------------------------------------------------
Cost of Goods Sold                                          --              --
--------------------------------------------------------------------------------
Gross Profit                                                --              --
--------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------
Advertising                                                 --              --
--------------------------------------------------------------------------------
Auto and Truck Expense                                      --              --
--------------------------------------------------------------------------------
Bad Debts                                                   --              --
--------------------------------------------------------------------------------
Contributions                                               --              --
--------------------------------------------------------------------------------
Employee Benefits Programs                                  --              --
--------------------------------------------------------------------------------
Insider compensation*                                       --              --
--------------------------------------------------------------------------------
Insurance                                                   --              --
--------------------------------------------------------------------------------
Management Fees/Bonuses                                     --              --
--------------------------------------------------------------------------------
Office Expense                                              --              --
--------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                              --              --
--------------------------------------------------------------------------------
Repairs and Maintenance                                     --              --
--------------------------------------------------------------------------------
Rent and Lease Expense                                      --              --
--------------------------------------------------------------------------------
Salaries/Commissions/Fees                                   --              --
--------------------------------------------------------------------------------
Supplies                                                    --              --
--------------------------------------------------------------------------------
Taxes-Payroll                                               --              --
--------------------------------------------------------------------------------
Taxes-Real Estate                                           --              --
--------------------------------------------------------------------------------
Taxes-Other                                                 --              --
--------------------------------------------------------------------------------
Travel and Entertainment                                    --              --
--------------------------------------------------------------------------------
Utilities                                                   --              --
--------------------------------------------------------------------------------
Other (attach schedule)                                     --              --
--------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                --              --
--------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                         --              --
--------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses             --              --
--------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
--------------------------------------------------------------------------------
Other Income (attach schedule)                       1,144,500      (4,836,812)
--------------------------------------------------------------------------------
Interest Expense                                            --
--------------------------------------------------------------------------------
Other Expense (attach schedule)                             --              --
--------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items        1,144,500      (4,836,812)
--------------------------------------------------------------------------------
REORGANIZATION ITEMS
--------------------------------------------------------------------------------
Professional Fees                                           --              --
--------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                 --              --
--------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                         --
--------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                  --              --
--------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                           --              --
--------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)             --              --
--------------------------------------------------------------------------------
Total Reorganization Expenses                               --              --
--------------------------------------------------------------------------------
Income Taxes                                                --              --
--------------------------------------------------------------------------------
Net Profit (Loss)                                  $ 1,144,500     $(4,836,812)
--------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

LaSalle Re Holdings Limited                             Case No.  03-12637 (MFW)
           Debtor                              Reporting Period:  April 2004

                  STATEMENT OF OPERATIONS - continuation sheet

--------------------------------------------------------------------------------
                                                   Month Ended      Cumulative
BREAKDOWN OF "OTHER" CATEGORY                      April 2004     Filing to Date
--------------------------------------------------------------------------------

Other Costs

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Other Operational Expenses

Other Income

--------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                        1,144,500       (4,836,812)
--------------------------------------------------------------------------------
Total Other Income (Loss)                         $  1,144,500     $ (4,836,812)
--------------------------------------------------------------------------------

Other Expenses

--------------------------------------------------------------------------------
                                                            --               --
--------------------------------------------------------------------------------

Other Reorganization Expenses

--------------------------------------------------------------------------------
                                                            --               --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

LaSalle Re Holdings Limited                                       03-12637 (MFW)
          Debtor                                                  April 2004

                                  BALANCE SHEET

----------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF      BOOK VALUE ON
                     ASSETS                                             CURRENT REPORTING MONTH    PETITION DATE
----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                       --                    --
----------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                           --
----------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                               --                    --
----------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Inventories                                                                             --                    --
----------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                  --                    --
----------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                  --                    --
----------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         $          --         $          --
----------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                          --                    --
----------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                 --                    --
----------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                --                    --
----------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                  --                    --
----------------------------------------------------------------------------------------------------------------
Vehicles                                                                                --                    --
----------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                           --                    --
----------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                   $          --         $          --
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                      --                    --
----------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                  36,232,948            49,900,000
----------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                           $  36,232,948         $  49,900,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 $  36,232,948         $  49,900,000
================================================================================================================

----------------------------------------------------------------------------------------------------------------
                                                                         BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                            CURRENT REPORTING MONTH    PETITION DATE
----------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                     --                    --
----------------------------------------------------------------------------------------------------------------
Wages Payable                                                                           --                    --
----------------------------------------------------------------------------------------------------------------
Notes Payable                                                                           --                    --
----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                        --                    --
----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                               --                    --
----------------------------------------------------------------------------------------------------------------
Professional Fees                                                                       --                    --
----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                --                    --
----------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                        --                    --
----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                               $          --         $          --
----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------------
Secured Debt                                                                            --                    --
----------------------------------------------------------------------------------------------------------------
Priority Debt                                                                           --                    --
----------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                          --             5,804,000
----------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                               $          --         $   5,804,000
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            $          --             5,804,000
----------------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------------
Capital Stock                                                                   95,432,000            95,432,000
----------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                     307,914,000           307,914,000
----------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                               --                    --
----------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                  --                    --
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                              (358,939,000)         (358,939,000)
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                               (4,836,812)                   --
----------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                   (3,337,240)             (311,000)
----------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                   --                    --
----------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                             $  36,232,948         $  44,096,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                         $  36,232,948         $  49,900,000
================================================================================================================

                                                                      FORM MOR-3
                                                                          (9/99)

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

LaSalle Re Holdings Limited                                       03-12637 (MFW)
          Debtor                                                  April 2004

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------
                                             BOOK VALUE AT END OF     BOOK VALUE ON
                 ASSETS                     CURRENT REPORTING MONTH   PETITION DATE
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------
Investment in Unconsolidated Subsidiaries          36,232,948           49,900,000
-----------------------------------------------------------------------------------
TOTAL OTHER ASSETS                               $ 36,232,948         $ 49,900,000
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-----------------------------------------------------------------------------------
Equity in Subsidiary                               (9,141,240)            (311,000)
-----------------------------------------------------------------------------------
Reverse preferred share dividend payable            5,804,000                   --
-----------------------------------------------------------------------------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                $ (3,337,240)        $   (311,000)
-----------------------------------------------------------------------------------

                                                                      FORM MOR-3
                                                                          (9/99)